UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8‑K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

September 13, 2013
Date of Report (Date of earliest event reported)

DIRECTV

(Exact name of registrant as specified in its charter)

Delaware

(State or other jurisdiction of incorporation)

001-34554	26-4772533
(Commission File Number)	(IRS Employer Identification No.)
2230 East Imperial Highway
El Segundo, California	90245
(Address of principal executive offices)	(Zip Code)

(310) 964-5000

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
[ ]    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.02    Departure of Directors or Principal Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

New Director

Effective September 13, 2013, the Board of Directors, based upon the recommendation of the Nominating and Corporate Governance Committee, elected Anthony J. Vinciquerra to serve as a member of the Board of Directors of the Company. Mr. Vinciquerra’s term will expire on the date of the 2014 Annual Meeting of the Company. Mr. Vinciquerra was also appointed to serve on the Nominating and Corporate Governance Committee and the Compensation Committee of the Board of Directors.

Mr. Vinciquerra is a Senior Advisor to Texas Pacific Group in the Technology, Media and Telecom sectors. Previously he was Chairman and Chief Executive Officer of Fox Networks Group, the largest operating unit of News Corporation that includes the Fox Television Network, Fox Cable Networks, Fox Sports, Fox International Channels, the related on-line businesses of those units and Fox Networks Engineering & Operations. Mr. Vinciquerra joined Fox in December 2001 as President of the Fox Television Network. He was named President and Chief Executive Officer of Fox Networks Group in June 2002 and Chairman in September 2008. Mr. Vinciquerra retired from these positions in February of 2011. Prior to joining Fox, he was Executive Vice President and Chief Operating Officer of Hearst-Argyle Television, a position he had held since 1998. He first joined the Hearst Corporation's broadcasting group as Group Executive in June 1997 and became Executive Vice President of Hearst-Argyle when the company went public in August 1997. Previously, Mr. Vinciquerra was Executive Vice President of CBS's television station group from November 1995 to June 1997.

Among other board memberships for profit and not-for-profit corporations, Mr. Vinciquerra is also a member of the Board of Directors of Univision Communications, Inc., a privately held corporation which provides programming to DIRECTV. The Nominating and Corporate Governance Committee has determined that Mr. Vinciquerra qualifies as an “independent director” as that term is defined in the Company’s By-Laws.

 A copy of the press release announcing the election of Mr. Vinciquerra dated September 13, 2013 is attached hereto as Exhibit 99.1 and incorporated herein by reference.

ITEM 9.01    Financial Statements and Exhibits

(d)	Exhibits.

99.1	Press release, dated September 13, 2013

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

DIRECTV
(Registrant)

Date: September 13, 2013	By:	/s/ Larry D. Hunter
	Name:	Larry D. Hunter
	Title:	Executive Vice President and General Counsel

EXHIBIT INDEX

Exhibit No.	Description
99.1	Press Release, dated September 13, 2013.

4